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                                                                    Exhibit 23.b



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 7, 1994 included in the company's Annual Report on Form 10-K for the year ended January 29, 1994.


                             Arthur Andersen & Co.


Cincinnati, Ohio,

June 24, 1994